UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

October 29, 2015

Date of report (Date of earliest event reported)

EXELON CORPORATION

(Exact Name of Registrant As Specified In Charter)

Pennsylvania	1-16169	23-2990190
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 South Dearborn Street

P.O. Box 805379

Chicago Illinois 60680-5379

(Address of Principal Executive Offices, including Zip Code)

(800) 483-3220

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On October 29, 2015, Exelon Corporation (the “Company”) announced the commencement of a private exchange offer to exchange (i) new 3.950% notes due 2025 (the “new 2025 notes”) for any and all of its outstanding 3.950% notes due 2025; (ii) new 4.950% notes due 2035 (the “new 2035 notes”) for any and all of its outstanding 4.950% notes due 2035; and (iii) new 5.100% notes due 2045 (the “new 2045 notes” and, together with the new 2025 notes and the new 2035 notes, the “new notes”) for any and all of its outstanding 5.100% notes due 2045 (the “Exchange Offer”).

We have not registered the new notes under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws. The exchange offer is being made, and the new notes will be issued, only to holders of existing notes that are (i) “qualified institutional buyers” as that term is defined in Rule 144A under the Securities Act in a private transaction in reliance upon an exemption from the registration requirements of the Securities Act, or (ii) not “U.S. persons” as that term is defined in Rule 902 under the Securities Act, in offshore transactions in reliance upon Regulation S under the Securities Act.

A copy of the press release announcing the commencement of the Exchange Offer is attached hereto and incorporated by reference as Exhibit 99.1.

This Current Report on Form 8-K does not constitute an offer to exchange or the solicitation of an offer to exchange, nor shall there be any exchange of the new notes in any jurisdiction in which such offer, solicitation or exchange would be unlawful prior to registration under the securities laws of such jurisdiction.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release issued by Exelon on October 29, 2015 announcing the commencement of the Exchange Offer.

This Current Report includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from these forward-looking statements include those discussed herein as well as those discussed in (a) the following sections of Exelon’s Annual Report on Form 10-K for the year ended December 31, 2014: (1) ITEM 1A. Risk Factors, (2) ITEM 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (3) ITEM 8. Financial Statements and Supplementary Data: Note 22; (b) the following sections of Exelon’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2015: (1) Part I, Financial Information, ITEM 1. Financial Statements: Note 17, (2) Part 1, Financial Information, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations and (3) Part II, Other Information, ITEM 1A. Risk Factors; (c) the following sections of Exelon’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2015: (1) Part 1, Financial Information, ITEM 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations, (2) Part I, Financial Information, ITEM 1. Financial Statements: Note 19 and (3) Part II, Other Information, ITEM 1A. Risk Factors; and (d) other factors discussed in filings with the SEC by Exelon. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this Current Report. Neither of the Registrants undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 29, 2015	EXELON CORPORATION

/s/ Jonathan W. Thayer
	Name:	Jonathan W. Thayer
	Title:	Senior Executive Vice President and Chief Financial Officer
Exelon Corporation

Exhibit Index

Exhibit No.	Description

99.1	Press Release issued by Exelon on October 29, 2015 announcing the commencement of the Exchange Offer.